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                                                                      Exhibit 99


CHECKFREE I-SOLUTIONS AND BILLSERV.COM EXTEND PARTNERSHIP TO BRING COMPANIES GREATER CHOICE OF ELECTRONIC BILLING APPROACHES


CHECKFREE MAKES EQUITY INVESTMENT AND BILLSERV.COM BECOMES PREFERRED, OUTSOURCED PROVIDER OF CHECKFREE I-SOLUTIONS SERVICES

ATLANTA and SAN ANTONIO, June 6 -- CheckFree (Nasdaq: CKFR), the leading provider of electronic billing and payment (EBP) services, and billserv.com (Nasdaq: BLLS), a leading electronic bill presentment and payment application services provider (ASP), today announced an extension of their existing biller service provider (BSP) agreement. Under the extended agreement, billserv.com will play a key role in CheckFree's i-Solutions electronic billing and payment solutions offering.

Under the agreement, CheckFree will make a $10 million equity investment in billserv.com to assist the company in developing enhanced electronic billing systems as well as implementation training to manage biller customer demand. In addition, CheckFree will receive performance-based warrants entitling the company to purchase 5 million billserv.com common shares as certain business milestones are met.

CheckFree i-Solutions, the newest business within CheckFree's Software Division, offers end-to-end electronic billing services, comprised of three major product offerings:

    * i-Series Software, formerly BlueGill Technologies, is an Internet billing software suite that includes a core server component that supports everything needed to launch an electronic billing and payment system tailored for specific industries.

    *  i-Hosting services is an outsourced solution for bill detail hosting.

    * i-Processing services provides billers with connections to CheckFree's electronic billing and payment services and distribution network.

billserv.com will become the preferred provider of Checkfree's i-Hosting services as part of this expanded relationship. As a leading billing service provider with technology architecture based upon the i-Series Software line, billserv.com can enable large billers to leverage CheckFree i-Hosting to roll out quickly by outsourcing to billserv.com. Later, should they prefer to bring electronic billing process management in-house, billserv.com can assist with migration to an in-house solution built on CheckFree i-Series software.

"This relationship is made possible because billserv.com has built its electronic billing and payment services around the CheckFree i-Solutions software product," said Tom Stampiglia, president of CheckFree's Software Division. "Large billers can now have the flexibility of using CheckFree i-Series software as the technology platform in an outsourced environment through billserv.com. This approach gives billers the added option of bringing the electronic billing and payment function in-house on that same software platform in the future."

"Through this expanded partnership, CheckFree and billserv.com are uniquely positioned to provide billers with the greatest number of options when deploying an EBPP system," said Michael Long, chairman and CEO of billserv.com. "This relationship combines the strength and experience of two market leading companies, which will protect and enhance any EBPP strategy a biller chooses, while also providing the greatest reach to their consumers. Additionally, we foresee this partnership to dramatically add to our current base of contracted customers which represent more than 500 million paper bills per year."

"We are pleased that billserv.com is the company CheckFree has chosen for such a direct investment," said Long. "These funds will be used to rapidly build infrastructure in anticipation of the increased number of billers this relationship will provide. We believe this investment will continue to support our position as a market leader in the EBPP ASP arena."

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"This investment is a clear statement of CheckFree's belief in the ASP business as a viable model for serving the growing number of billers that view electronic billing and payment as a strategic aspect of their business," added Stampiglia. "CheckFree is dedicated to accelerating biller adoption of electronic billing and payment. Providing billers with flexible technology and building strong BSP partner relationships are important aspects of that strategy."

Today, CheckFree works with 18 billing solutions providers including Derivion, YourAccounts.com, Pitney Bowes and DocuCorp to increase the number of electronic bills available to consumers at their choice of Web sites. CheckFree will continue to work with all current and future BSP partners to drive biller adoption of electronic billing and payment services across all biller segments. For a complete list of CheckFree Biller Service Provider partners, visit the company's Web site at www.checkfree.com.

About billserv.com, Inc.

billserv.com, Inc. is the leading electronic bill presentment and payment application services provider that provides billers with a turnkey outsourcing solution for presenting bills to consumers for payment on the Internet. billserv.com serves an intermediary role between billers and bill aggregators by consolidating customer billing information from multiple billers, and then securely delivering it to aggregators. billserv.com has four product offerings: eServ(SM), Internet billing clearinghouse services for EBPP; ePublishing(SM), electronic publishing services for online statement delivery; eCare(SM), an interactive customer care center operation; and eConsulting(SM), professional consulting services for billing organizations offering in-house bill presentment. billserv.com also owns and develops bills.com, the first Internet portal dedicated to EBPP, where consumers can pay all their bills electronically. For additional information, visit http://www.billserv.com or call 210/402-5000.

About CheckFree

CheckFree (www.checkfree.com) is the leading provider of financial electronic commerce services and products. Founded as an electronic payments processor in 1981, CheckFree launched the first fully integrated electronic billing and payment solution, CheckFree E-Bill, in March of 1997. Today, CheckFree services enable 3.3 million consumers to receive and pay bills over the Internet or electronically. The Company has multi-year contracts with 121 of the nation's top billers to provide online billing and payment through its network of partnerships with more than 150 consumer service providers (CSPs), including banks, brokerage firms, Internet portals and content sites, and personal financial management (PFM) software.

CheckFree's Investment Services division provides a range of investment management services to help more than 255 institutions provide portfolio management and reporting services to their clients. CheckFree clients manage over 820,000 portfolios totaling more than $480 billion in assets. Software and services provided by CheckFree's Compliance and Financial Service division are used to process more than two-thirds of the nation's six billion Automated Clearing House (ACH) payments. In addition, nearly 400 banks and businesses use reconciliation products and services the division provides.

Certain of the Company's statements in this press release are not purely historical, and as such are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management's intentions, plans, beliefs, expectations or projections of the future. Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in the Company's business, and other risks and uncertainties detailed from time to time in the Company's periodic reports filed with the Securities and Exchange Commission, including Form 10-K for the year ended June 30, 1999 (filed September 24, 1999), Form 10-Q for the quarter ended March 31, 2000 (filed May 15, 2000), and Form S-3 Registration Statement (filed January 14, 2000). One or more of these factors have affected, and could in the future affect, the Company's business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements made in this document will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by the Company, or any other person, that the objectives and plans of the Company will be achieved. All forward-looking statements made in this press release are based on information presently available to management, and the Company assumes no obligation to update any forward-looking statements.